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                                                                    EXHIBIT 13.1

                                  CERTIFICATION

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of ING Groep N.V. ("the Company"), hereby certifies, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2004

                                /s/ E. Kist
                                --------------------------
                                Name: Ewald Kist
                                Title: Chairman of the Executive Board